Exhibit 10.18
                            CRONOS CONTAINERS LIMITED

                                       AND

                                 STEPHEN BROCATO

                                SERVICE AGREEMENT

                                  Fox & Gibbons
                             2 Old Burlington Street
                                 London W1X 2QA

                               Tel: 0171 439 8271
                               Fax: 0171 468 1296



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
THIS AGREEMENT is made this 25th day of August 1998

BETWEEN:

(1) CRONOS CONTAINERS LIMITED a company incorporated in England and Wales with company number 1543912 and whose registered office is at Orchard Lea, Winkfield Lane, Winkfield, WindsorSI-44RU ("the Company"); and

(2) STEPHEN BROCATO of The Den, The Fisheries, Glebe Road, Bray, Berkshire, SL6 'I UH The Executive.

WHEREAS

(A) The Executive has been continuously employed by the Company or a Group Company from 1st September 1985;

(B) The Company as from 1st June 1997 have employed the Executive in the capacity as President of the Company.

NOW THEREFORE in consideration of the mutual obligations and covenants contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties HAVE AGREED AS FOLLOWS

1      Interpretation

1.1 The headings and marginal headings to the clauses are for convenience only and have no legal effect.

1.2 Any reference in this Agreement to any Act or delegated legislation includes any statutory modification or re-enactment of it or the provision



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                                       -2


1.3    In this Agreement:

"THE BOARD" means the Board of Directors of the Company and includes any committee of the Board duly appointed by it.

"GROUP COMPANY" means any company which for the time being is a company having an ordinary share capital (as defined in S.832 of the Income and Corporation Taxes Act 1988) of which not less than 25 per cent is owned directly or indirectly by the Company or its holding company applying the provisions of
S.838 of the Income and Corporation Taxes Act 1988 in the determination of ownership.

"CHAIRMAN" means the Chairman of the Board of any person or persons jointly holding such office of the Company from time to time and includes any persons exercising substantially the functions of a managing director or chief executive officer of the Company.

2      Appointment and duration

2.1 The Company appoints the Executive and the Executive agrees to serve as President of the Company or in such other appointment as may from time to time be agreed. The Executive accepts that the Company may at its discretion direct him to perform other duties or tasks commensurate with his role as a senior Executive of the Company and the Executive agrees to perform such duties or undertake such tasks as if they were specifically required under this Agreement. No performance of any such duties or tasks by the Executive shall affect the Executive's right to the remuneration provided for under this Agreement.

2.2 The appointment commenced on 1st June 1997 and shall continue (subject to earlier termination as provided in this Agreement) until terminated by




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                                       -3


either party giving to the other no less than ~~Calendar months notice.)

2.3 The Executive warrants that by virtue of entering into this Agreement or any other agreement between a Group Company and the Executive, he will not be in breach of any express or implied terms of any contract with or of any other obligation to any third party binding upon him.

3      Duties of the Executive

3.1    The Executive shall at all times during the period of this Agreement:

3.1.1 devote the whole of his time, attention and ability to the duties of his appointment;

3.1.2 faithfully and diligently perform those duties and exercise such powers consistent with them which are from time to time assigned to or vested in him;

3.1.3  obey all lawful and reasonable directions of Chairman and/or the Board;

3.1.4 use his best endeavours to promote the interests of the Company and its Group Companies;

3.1.5 keep the Chairman and/or the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company and its Group Companies and provide such explanations as the Chairman and/or the Board may require;



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                                       -4


3.1.6 not at any time make any untrue or misleading statement relating to the Company or any Group Company.

3.2 The Executive shall (without further remuneration) if and for so long as the Company require during the period of this Agreement;

3.2.1  carry out the duties of his appointment on behalf of any Group Company;

3.2.2 act as an officer of any Group Company or hold any other appointment or office as nominee or representative of the Company or any Group Company;

3.2.3 carry out such duties and the duties attendant on any such appointment as if they were duties to be performed by him on behalf of the Company.

4      Place of work and residence

The Executive shall perform his duties at the Company's offices at Orchard Lea, Winkfield Lane, Winkfield, Windsor, Berkshire, England and/or such other place of business of the Company to which the Company may relocate its Head Office within the United Kingdom or such other place of business of the Company or of any Group Company as the parties shall reasonably agree.

5      Pay

5.1    During his appointment

5.1.1  the Company shall pay to the Executive a salary at the rate of



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                                       -5


pound sterling104,000.00 per year which shall accrue day-to-day and be payable by equal monthly instalments in arrears on or about the 25th day of each month. The salary shall be deemed to include any fees receivable by the Executive as a Director of the Company or any Group Company, or of any other company or unincorporated body in which he holds office as nominee or representative of the Company or any Group Company; and

5.1.2 the Executive shall be entitled to participate in the Company's discretionary bonus programme in accordance with its terms and conditions and which pays a discretionary bonus based on Company and personal performance. The entitlement to participate in the Company's discretionary bonus programme will cease on termination of employment or if the Executive is placed on Garden Leave;

5.2 The Executive's salary shall be reviewed by the Board annually on 1st January and the rate of salary may be increased by the Company with effect from that date and by such amount if any as it shall in its absolute discretion think fit.

5.3 On termination of his employment by reason of redundancy the Executive will be entitled to reasonable removal costs to enable him to return to California and the cost of 2 one way tourist class airplane tickets to California.

6      Pension

6.1 The Company does not operate a contracted-out pension scheme, so there is no contracting-out certificate in force.



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                                       -6


6.2 At the Company's discretion, the Executive may be entitled to participate in the Company's Group Personal Pension Plan subject to the terms of the rules from time to time which are available for inspection from the Human Resources Department. The Company shall be entitled at any time to terminate the scheme or the Executive's membership of it.

7      Insurance benefits

7.1 The Executive shall be entitled to participate at the Company's expense in the Company's Life Assurance Scheme and Permanent Health Insurance Scheme for himself and in the Company's private medical expenses insurance scheme for himself, his spouse and dependent children, subject always to the rules of such schemes, details of which are available from the Human Resources Department.

8      Car

8.1 The Company shall provide the Executive, for his sole business use and private use by him and his spouse, with a car of a make, model and specification selected by the Company (which in the reasonable opinion of the Board is commensurate with the status of the Executive and the image of the Company).

8.2 The Company shall bear all standing and running expenses of the car except for use of the car by the Executive for holiday purposes and any additional insurance costs incurred to permit the Executive to use the car outside the United Kingdom for private purposes and shall replace such car as provided in the Company's car scheme in effect from time to time.

8.3 The Executive shall always comply with all regulations laid down by the Company from time to time with respect to company cars; shall forthwith


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                                       -7


notify the Company of any accidents involving his company car and of any charges of moving driving offenses which are brought against him and, on the termination of his appointment whether lawfully or unlawfully, shall forthwith return his company car to the Company at its head office.

8.4 The Executive has a duty to produce and the Company has the right to examine the Executive's current driving licence at the Company's request at any time during normal working hours on reasonable notice throughout the terms of the Executive's employment or his retention of the company car when at the Company's risk or in the Company's ownership.

9      Expenses

9.1 The Company shall reimburse to the Executive on a monthly basis all travelling, hotel, entertainment and other expenses reasonably incurred by him in the proper performance of his duties subject to the production to the Company of such vouchers or other evidence of actual payment of the expenses as the Company may reasonably require.

9.2 Where the Company issues a company sponsored credit or charge card to the Executive he shall use such card only for expenses reimbursable under clause 9.1 above, and shall return it to the Company forthwith on the termination of his employment.

10     Holiday

10.1 In addition to English public holidays the Executive is entitled to 25 working days paid holiday in each holiday year (which runs from 1st January to 31st December each year) to be taken at such time or times as are agreed with the Board. The Executive shall not without the consent of the Board carry forward (save for a maximum of 5 days) any unused part of his holiday


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                                       -8


entitlement to a subsequent holiday year.

10.2 For the holiday year during which his appointment commences or terminates, the Executive is entitled to 2 working days holiday for each complete calendar month of his employment by the Company during that holiday year. On the termination of his appointment for whatever reason, the Executive shall either be entitled to pay in lieu of outstanding holiday entitlement or be required to repay to the Company any salary received for holiday taken in excess of his actual entitlement. The basis for payment and repayment shall be 1/260 x of the Executive's annual basic salary for each day.

11     Sickness

11.1 If the Executive is absent because of sickness (including mental disorder) or injury he shall report this fact forthwith to the Human Resources Department and if the Executive is so prevented for seven or more consecutive days he shall provide a medical practitioner's statement on the eighth day and weekly thereafter so that the whole period of absence is certified by such statements. Immediately following his return to work after a period of absence the Executive shall complete a Self-Certification form available from the Human Resources Department detailing the reason for his absence.

11.2 If the Executive shall be absent due to sickness (including mental disorder) or injury, duly certified in accordance with the provisions of sub-clause 11.1 hereof, he shall be entitled to receive his full basic salary for a period of 25 days absence in aggregate in any period of 12 consecutive months or, in circumstances where the Executive is prevented from attending work due to sickness for a continuous period in excess of six months, to receive his full basic salary for a period of six months and thereafter such remuneration, if any, as the Board shall from time to time determine provided that such


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                                       -9


remuneration shall be inclusive of any statutory sick pay to which the Executive is entitled under the provisions of the Social Security Contributions BENEFITS ACT 1992 AND any Social Security Sickness Benefit or other benefits recoverable by the Executive (whether or not recovered) may be deducted therefrom.

At any time during the period of his appointment, (but not normally more often than once every second year) the Executive shall at the request and expense of the Company permit himself to be examined by a registered medical practitioner to be selected by the Company and shall authorise such medical practitioner to disclose to and discuss with the Company's medical adviser the results of such examination and any matters which arise from it in order that the Company's medical adviser can notify the Company of any matters which, in his opinion, might hinder or prevent the Executive (if during a period of incapacity) from returning to work for any period or (in other circumstances) from properly performing any duties of his appointment at any time.

12     Health and Safety at Work

The Company's current policy in respect of Health and Safety at Work which may be varied or amended by the Company from time to time is set out in the Company's employee manual. The Executive is required to acquaint himself with the policy and to adhere to the same.

13     No Smoking Policy

The Company operates, for the benefit of the health and safety of employees and visitors, a non-smoking policy on all Company premises except designated smoking areas. The Executive shall always comply with such non-smoking policy as are from time to time in force.


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14     Confidentiality

14.1 The Executive acknowledges that during his employment with the Company he will have access to and will be entrusted with confidential information and trade secrets relating to the business of the Company, other Group Companies and their customers and suppliers ("Confidential Information").

14.2 The Executive will not during the term of the appointment (otherwise than in the proper performance of his duties and then only to those who need to know Confidential Information) or thereafter (except with the written consent of the Board or as required by law) knowingly or recklessly:

       (a) divulge or communicate Confidential Information to any person (including any representative of the press or broadcasting or other media);

       (b) cause or facilitate any unauthorised disclosure of Confidential Information through any failure by him to exercise all due care and diligence; or

       (c) make use of (other than for the benefit of any Group Company) any Confidential Information which may have come to his knowledge during his employment with the Company or in respect of which a Group. Company may be bound by an obligation of confidence to any third party provided the Executive is or has been made aware of such obligation of confidence. The Executive will also use all reasonable endeavours to prevent the publication or disclosure of any Confidential Information. These restrictions will not apply to Confidential Information which, after the appointment has been terminated, has become available to the public generally otherwise


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                                      -11


than through unauthorised disclosure, or is disclosed in any legal proceedings.

14.3 All notes, memoranda and other records (whether in documentary form or stored on computer disk or tape) made by the Executive during his employment with the Company and which relate to the business of any Group Company shall belong to such Group Company and the Executive shall, from time to time, promptly hand over such notes, memoranda and other records to the Company (or as the Company may direct).

15     Termination of agreement

15.1   Automatic termination

This Agreement shall automatically terminate:

15.1.1 on the Executive reaching his 65th birthday; or

15.1.2 if the Executive becomes prohibited by law from being a director; or

15.1.3 if he resigns his office.

15.2   Suspension

In order to investigate a complaint against the Executive of misconduct this Company is entitled to suspend the Executive on full pay for so long as may be reasonably necessary to carry out a proper investigation and hold a disciplinary hearing.


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                                       12


15.3   Immediate dismissal

The Company may by notice terminate this Agreement with immediate effect if the
Executive:

15.3.1 commits any act of gross misconduct or repeats or continues (after written warning) any other material breach of his obligations under this Agreement; or

15.3.2 is responsible for any conduct which in the reasonable and fair opinion of the Board brings him, the Company or any Group Company into disrepute; or

15.3.3 is convicted of any criminal offence (excluding an offence under road traffic legislation in the United Kingdom or elsewhere for which he is not sentenced to any term of imprisonment whether immediate or suspended); or

15.3.4 commits any act of dishonesty whether relating to the Company, any Group Company, any of its or their employees or otherwise; or

15.3.5 becomes bankrupt or makes any arrangement or composition with his creditors generally; or

15.3.6 is in the reasonable and fair opinion of the Board incompetent in the performance of his duties.





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15.5   Garden Leave

The Company shall have the right at its discretion during the period of notice and any part thereof to place the Executive on leave, in which case he shall be paid his basic salary and contractual benefits.

15.6   Miscellaneous

On termination of this Agreement for whatever reason, the Executive shall at the request of the Company; resign (without prejudice to any claims which the Executive may have against any company arising out of this Agreement or the termination thereof) from all and any offices which he may hold as a Director of the Company or of any Group Company and from all other appointments or offices which he holds as nominee or representative of the Company or any




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                                       14


Group Company; and

              15. .2/ transfer without payment to the Company or as the Company may direct any qualifying shares provided by it to him;

and if he should fail to do so within seven days the Company is hereby irrevocably authorised to appoint some person in his name and on his behalf to sign any documents or do any things necessary or requisite to effect such resignation(s) and/or transfer(s).

16     Provisions after Termination

16.1 The Executive agrees that he will not at any time after the termination of this Agreement, either personally or by his agent, directly or indirectly:

16.1.1 represent himself as being in any way connected with or interested in the business of the Company or any Group Company;

16.1.2 use or disclose to any person, firm or company any Confidential Information directly or indirectly relating to the affairs of the Company or any Group Company or to a customer of the Company or any Group Company which may have been acquired by him in the course of or incidental to his employment by the Company for his own benefit or for the benefit of others or to the detriment of the Company or any Group Company or such customer. This restriction shall continue to apply after the termination of this Agreement for a period of one year but shall cease to apply to information or knowledge which may come into the public domain otherwise than through unauthorised disclosure by the Executive or any




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                                       15


other person.

16.2 The Executive shall not for a period of 6 months after the termination of this Agreement directly or indirectly and whether on his own behalf or on behalf of any other business, concern, person, partnership, firm, company or other body which is wholly or partly in competition with the business carried on by the Company or any Group Company:

16.2.1 canvass, solicit or approach or cause to be canvassed or solicited or approached for orders in respect of any services provided or goods dealt in by the Company or any Group Company in respect of the provision or sale of which the Executive was engaged during the last 12 months of his employment with the Company, any person who at the date of termination of this Agreement was negotiating with the Company or any Group Company for the supply of services or goods or within 12 months prior to such date is or was a client or customer of the Company or any Group Company or was in the habit of dealing with the Company or any Group Company and with whom the Executive shall have dealt;

16.2.2 interfere or seek to interfere or take such steps as may interfere with the continuance of supplies to the Company or any Group Company (or the terms relating to such supplies) from any suppliers who have been supplying components, materials or services to the Company or any Group Company at any time during the last 12 months of this Agreement;

16.2.3 solicit or entice or endeavour to solicit or entice away from the Company or any Group Company or offer or cause to be offered any employment to any person employed by the





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                                       16


Company or any Group Company in an executive capacity at the date of such termination for whom the executive is responsible;

16.2.4 deal with any person or persons who or which at any time during the period of 12 months prior to termination of this Agreement have been in the habit of dealing under contract with the Company or any Group Company.

16.3 The restrictions contained in this clause are separate and severable and enforceable accordingly and considered reasonable by the parties (the Executive acknowledging the legitimate need for the Company and the Group Companies to protect their business interests) but in the event that any such restriction shall be found or held to be void in circumstances where it would be valid if some part thereof where deleted or distance of application reduced, then the parties agree that such restriction shall apply with such modification as may be necessary to make it valid and effective.

17     General

17.1   Statutory particulars

The further particulars of terms of employment not contained in the body of this Agreement which must be given to the Executive in compliance with the Employment Rights Act 1996 are given in Schedule 1.

17.2   Prior agreements

Except for the Board of Directors Minutes of the Cronos Group SA dated 26th July 1997 (which indemnifies the Executive on the terms set out therein), the terms of which shall continue to apply, this Agreement sets out




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                                       17


the entire agreement and understanding of the parties and is in substitution for any previous contracts or employment or for services between the Company or any of its Group Companies and the Executive (which shall be deemed to have been terminated by mutual consent).

17.3   Accrued rights

The expiration or termination of this Agreement however arising shall not operate to affect such of the provisions of this Agreement as are expressed to operate or have effect after then and shall be without prejudice to any accrued rights or remedies of the parties.

17.4   Proper law

The validity construction and performance of this Agreement shall be governed by English law.

17.5   Acceptance of jurisdiction

All disputes claims or proceedings between the parties relating to the validity construction or performance of this Agreement shall be subject to the nonexclusive jurisdiction of the High Court of Justice in England and Wales ("the High court") to which the parties irrevocably submit.

17.6   Notices

Any notice to be given by a party under this Agreement must be in writing and must be given by delivery at or by sending by first class post or other faster postal service, or telex, facsimile transmission or other means of telecommunication in permanent written form (provided the addressee has his or its own facilities for receiving such transmissions) to the last known





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                                       18


postal address or relevant telecommunications number of the other party. Where notice is given by sending in a prescribed manner it shall be deemed to have been received when in the ordinary course of the means of transmission it would be received by the addressee. To prove the giving of a notice it shall be sufficient to show it was despatched. A notice shall have effect from the sooner of its actual or deemed receipt by the addressee.

IN WITNESS WHEREOF THE EXECUTIVE AND THE COMPANY HAVE EXECUTED THIS DOCUMENT AS A DEED THE DAY AND YEAR FIRST BEFORE WRITTEN

Signed and delivered as a Deed by the Executive



in the presence of
Name
Address

Occupation

Signed and delivered as a Deed by -See~/Director and




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                                       19


Director for and on behalf of the Company

/s/ [SIGNATURE ILLEGIBLE]
    -----------------------




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                                      -20


                                   SCHEDULE 1

                           EMPLOYMENT RIGHTS ACT 1996

The following is given to supplement the information given in the body of the Agreement in order to comply with the requirements of the Act.

1      The Executive's employment by the Company commenced on

2 The Executive's period of continuous employment with the Company commenced on

3      The Executive's hour of work are the normal hours of the Company from
9.00 am to 5.30 pm Monday to Friday each week together with such additional hours as may be necessary so as properly to fulfil his duties.

4      No contracting out certificate pursuant to the provisions of the Pensions
Schemes Act 1993 is held by the Company in respect of the Executive's employment.

5      There is no formal disciplinary procedure applicable to this employment.
The Executive is expected to exhibit a high standard of propriety, integrity and efficiency in all his dealing with and in the name of the Company and any Group Company and may be suspended on basic pay together with contractual benefits or required to take leave during any investigations which it may be necessary for the Company to undertake.

6      If the Executive has any grievance relating to his employment (other than one relating to a disciplinary decision) he should refer such grievance to the Chairman of the Board and if the grievance is not resolved by discussion with him it will be referred to the Board for resolution.


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                                      -21


7      There are no collective agreements which directly affect the Executive's terms and conditions of employment.




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
                              CRONOS MANAGEMENT NV

                                       AND

                                 STEPHEN BROCATO

                                SERVICE AGREEMENT

                                  Fox & Gibbons
                             2 Old Burlington Street
                                 London W1 X 2QA

                               Tel: 0171 439 8271
                               Fax: 0171 439 1296




                                                                            E102

INDEX TO CLAUSES

1                          Interpretation
2                Appointment and duration
3                 Duties of the Executive
4                           Place of work
5                                     Pay
6                                 Pension
7                                Expenses
8                                 Holiday
9                                Sickness
10                Disciplinary Procedures
11                   Grievance Procedures
12                        Confidentiality
13               Termination of agreement
14           Provisions after Termination
15                                General



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
SERVICE AGREEMENT

THIS AGREEMENT is made this 25th day of August 1998

BETWEEN:

(1) CRONOS MANAGEMENT NV a company incorporated in Netherlands Antilles and whose branch office is at Room 2302-4, 23rd Floor, Goldmark, 502 Hennessy Road, Causeway Bay, Hong Kong ("the Company"); and

(2) STEPHEN BROCATO of The Den, The Fisheries, Glebe Road, Bray, Berkshire SL6 l UH Pthe Executive.

WHEREAS

(A) The Executive has been continuously employed by the Company or a Group Company from 1 September 1985;

(B) The Company as from 1 June 1997 have employed the Executive in the capacity as President of the Company;

(C) This Service Agreement is ancillary to a Service Agreement of even date between Cronos Containers Limited (a Group Company incorporated in England and Wales) and the Executive ("the English Agreement").


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                                       -2


NOW THEREFORE in consideration of the mutual obligations and covenants contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties HAVE AGREED AS FOLLOWS:

1      INTERPRETATION

1.1 The headings and marginal headings to the clauses are for convenience only and have no legal effect.

1.2 Any reference in this Agreement to any Act or delegated legislation includes any statutory modification or re-enactment of it or the provision referred to.

1.3    In this Agreement:

"THE BOARD" means the Board of Directors of the Company and includes any committee of the Board duly appointed by it.

"GROUP COMPANY" means any company which for the time being is a company having an ordinary share capital (as defined in S.832 of the Income and Corporation Taxes Act 1988) of which not less than 25% is owned directly or indirectly by the Company or its holding company applying the provisions of S.838 of the Income and Corporation Taxes Act 1988 in determination of ownership.

"CHAIRMAN" means the Chairman of the Board or any person or persons jointly holding such office of the Company from time to time and includes any persons exercising substantially the functions of a managing director or chief executive officer of the Company.


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                                       -3


2      APPOINTMENT AND DURATION

2.1 The Company appoints the Executive and the Executive agrees to serve as President of the Company or in such other appointment as may from time to time be agreed. The Executive accepts that the Company may at its discretion direct him to perform other duties or tasks commensurate with his role as President of the Company and the Executive agrees to perform such duties or undertake such tasks as if they were specifically required under this Agreement. No performance of any such duties or tasks by the Executive shall affect the Executive's right to the remuneration provided for under this Agreement.

2.2 The appointment commenced on 1st June 1997 and shall continue (subject to earlier termination as provided in this Agreement) until terminated by either party giving to the other not less than calendar months prior notice.

2.3 The Executive warrants that by virtue of entering into this Agreement or any other agreement between a Group Company and the Executive, he will not be in breach of any express or implied terms of any contract with or of any other obligation to any third party binding upon him.

3      DUTIES OF THE EXECUTIVE

3.1    The Executive shall at all times during the period of this Agreement:

3.1.1 faithfully and diligently perform those duties and exercise such powers consistent with them which are from time to time assigned to or vested in him;


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                                       -4


3.1.2  obey all lawful and reasonable directions of Chairman and/or the Board;

3.1.3 use his best endeavours to promote the interests of the Company and its Group Companies;

3.1.4 keep the Chairman and/or the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company and its Group Companies and provide such explanations as the Chairman and/or the Board may require;

3.1.5 not at any time make any untrue or misleading statement relating to the Company or any Group Company.

3.2 The Executive shall (without further remuneration) if and for so long as the Company require during the period of this Agreement:

3.2.1  carry out the duties of his appointment on behalf of any Group Company;

3.2.2 act as an officer of any Group Company or hold any other appointment or office as nominee or representative of the Company or any Group Company;

3.2.3 carry out such duties and the duties attendant on any such appointment as if they were duties to be performed by him on behalf of the Company.

4      PLACE OF WORK

The Executive shall perform his duties at such of its business premises


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                                       -5


outside the United Kingdom as the Company shall require from time to time.

5      Pay

5.1 During his appointment the Company shall pay to the Executive a salary at the rate of pound sterling56,000 per year which shall accrue day-to-day and be payable by equal monthly instalments in arrears on or about the 25th day of each month. The salary shall be deemed to include any fees receivable by the Executive as a Director of the Company or any Group Company, or of any other company or unincorporated body in which he holds office as nominee or representative of the Company or any Group Company.

5.2 The Executive's salary shall be reviewed by the Board annually on 1st January and the rate of salary may be increased by the Company with effect from that date and by such amount if any as it shall in its absolute discretion think fit.

6      Pension

The Company does not operate a contracted-out pension scheme, so there is no contracting-out certificate in force.

7      EXPENSES

7.1 The Company shall reimburse to the Executive on a monthly basis all travelling, hotel, entertainment and other expenses reasonably incurred by


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                                       -6


him in the proper performance of his duties subject to the production to the Company of such vouchers or other evidence of actual payment of the expenses as the Company may reasonably require.

7.2 Where the Company issues a company sponsored credit or charge card to the Executive he shall use such card only for expenses reimbursable under clause 9.1 above, and shall return it to the Company forthwith on the termination of his employment.

8      HOLIDAY

The Executive shall not be entitled to paid holiday leave save for that provided in the English Agreement.

9      SICKNESS

9.1 If the Executive is absent because of sickness (including mental disorder) or injury he shall report this fact forthwith to the Human Resources Department of Cronos Containers Limited. The Company's policy in respect of sickness is set out in the English Agreement and the Executive is bound by the same.

10     DISCIPLINARY PROCEDURE

There is no formal disciplinary procedure applicable to this employment. The Executive is expected to exhibit a high standard of propriety, integrity and efficiency in all his dealings with and in the name of the Company and any Group Company and may be suspended on basic pay or required to take leave during any investigation which it may be necessary to undertake.


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                                       -7


11     GRIEVANCE PROCEDURE

If the Executive has any grievance relating to his employment (other than relating to a disciplinary decision) he should refer such grievance to the Chairman of the Board and if the grievance is not resolved by discussion with him, it will be referred to the Board for resolution.

12     CONFIDENTIALITY

12.1 The Executive acknowledges that during his employment with the Company he will have access to and will be entrusted with confidential information and trade secrets relating to the business of the Company, other Group Companies and their customers and suppliers ("Confidential Information").

12.2 The Executive will not during the term of the appointment (otherwise than in the proper performance of his duties and then only to those who need to know Confidential Information) or thereafter (except with the written consent of the Board or as required by law) knowingly or recklessly:

       a) divulge or communicate Confidential Information to any person (including any representative of the press or broadcasting or other media);

       b) cause or facilitate any unauthorised disclosure of Confidential Information through any failure by him to exercise all due care and diligence; or

       c) make use of (other than for the benefit of any Group Company) any Confidential Information which may have come to his knowledge during his employment with the Company or in respect of which a Group Company may be bound by an obligation of confidence to any



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                                       -8


third party provided the Executive is or has been made aware of such obligation of confidence. The Executive will also use all reasonable endeavours to prevent the publication or disclosure of any Confidential Information. These restrictions will not apply to Confidential Information which, after the appointment has been terminated, has become available to the public generally otherwise than through unauthorised disclosure, or is disclosed in any legal proceedings.

       12.3 All notes, memoranda and other records (whether in documentary form or stored on computer disk or tape) made by the Executive during his employment with the Company and which relate to the business of any Group Company shall belong to such Group Company and the Executive shall, from time to time, promptly hand over such notes, memoranda and other records to the Company (or as the Company may direct).

13     TERMINATION OF AGREEMENT

13.1   Automatic termination

This Agreement shall automatically terminate:

13.1.1 on the Executive reaching his 65th birthday; or

13.1.2 if the Executive becomes prohibited by law from being a director; or

13.1.3 if he resigns his office.


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                                       -9


13.2   Suspension

In order to investigate a complaint against the Executive of misconduct the Company is entitled to suspend the Executive on full pay for so long as may be necessary to carry out a proper investigation and hold a disciplinary hearing.

13.3   Immediate dismissal

The Company may by notice terminate this Agreement with immediate effect if the
Executive:

13.3.1 commits any act of gross misconduct or repeats or continues (after written warning) any other material breach of his obligations under this Agreement; or

13.3.2 is responsible for any conduct which in the reasonable and fair opinion of the Board brings him, the Company or any Group Company into disrepute; or

13.3.3 is convicted of any criminal offence (excluding an offence under road traffic legislation in Hong Kong or elsewhere for which he is not sentenced to any term of imprisonment whether immediate or suspended); or

13.3.4 commits any act of dishonesty whether relating to the Company, any Group Company, any of its or their employees or otherwise; or

13.3.5 becomes bankrupt or makes any arrangement or composition with his creditors generally; or


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
                                      -10


13.3.6 is in the reasonable and fair opinion of the Board incompetent in the performance of his duties.

13.5   Garden Leave

The Company shall have the right at its discretion during the period of notice and any part thereof to place the Executive on leave, in which case he shall be paid his basic salary and contractual benefits.

13     Miscellaneous

On the termination of this Agreement for whatever reason, the Executive shall at the request of the Company:

13.6.1 resign (without prejudice to any claims which the Executive


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                                      -11


may have against any company arising out of this Agreement or the termination thereof) from all and any offices which he may hold as a Director of the Company or of any Group Company and from all other appointments or offices which he holds as nominee or representative of the Company or any Group Company; and

3/_2 ~transfer without payment to the Company or as the Company may direct any qualifying shares provided by it to him;

and if he should fail to do so within seven days the Company is hereby irrevocably authorised to appoint some person in his name and on his behalf to sign any documents or do any things necessary or requisite to effect such resignation(s) and/or transfer(s).

14     PROVISION AFTER TERMINATION

14.1 The Executive agrees that he will not at any time after the termination of this Agreement, either personally or by his agent, directly or indirectly:

14.1.1 represent himself as being in any way connected with or interested in the business of the Company or any Group Company;

14.1.2 use or disclose to any person, firm or company any Confidential Information directly or indirectly relating to the affairs of the Company or any Group Company or to a customer of the Company or any Group Company which may have been acquired by him in the course of or incidental to his employment by the Company for his own benefit or for the benefit of others or to the detriment of the Company or any



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
                                      -12


Group Company or such customer. This restriction shall continue to apply after the termination of this Agreement for a period of one year but shall cease to apply to information or knowledge which may come into the public domain otherwise than through unauthorised disclosure by the Executive or any other person.

14.2 The Executive shall not for a period of 6 months after the termination of this Agreement directly or indirectly and whether on his own behalf or on behalf of any other business, concern, person, partnership, firm, company or other body which is wholly or partly in competition with the business carried on by a the Company or Group Company:

14.2.1 canvass, solicit or approach or cause to be canvassed or solicited or approached for orders in respect of any services provided or goods dealt in by the Company or any Group Company in respect of the provision or sale of which the Executive was engaged during the last 12 months of his employment with the Company, any person who at the date of termination of this Agreement was negotiating with the Company or any Group Company for the supply of services or goods or within 12 months prior to such date is or was a client or customer of the Company or any Group Company or was in the habit of dealing with the Company or any Group Company and with whom the Executive shall have dealt;

14.2.2 interfere or seek to interfere or take such steps as may interfere with the continuance of supplies to the Company or any Group Company (or the terms relating to such supplies) from any suppliers who have been supplying components, materials or services to the Company or any Group Company



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
                                      -13


at any time during the last 12 months of this Agreement;

14.2.3 solicit or entice or endeavour to solicit or entice away from the Company or any Group Company or offer or cause to be offered any employment to any person employed by the Company or any Group Company in an executive capacity at the date of such termination for whom the executive is responsible;

14.2.4 deal with any person or persons who or which at any time during the period of 12 months prior to termination of this Agreement have been in the habit of dealing under contract with the Company or any Group Company.

14.3 The restrictions contained in this clause are separate and severable and enforceable accordingly and considered reasonable by the parties (the Executive acknowledging the legitimate need for the Company and the Group Companies to protect their business interests) but in the event that any such restriction shall be found or held to be void in circumstances where it would be valid if some part thereof where deleted or distance of application reduced, then the parties agree that such restriction shall apply with such modification as may be necessary to make it valid and effective.

15     GENERAL

15.1   Accrued rights

The expiration or termination of this Agreement however arising shall not operate to affect such of the provisions of this Agreement as are expressed to operate or have effect after then and shall be without prejudice to any accrued rights or remedies of the parties.



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
                                      -14


15.2   Proper law

The validity construction and performance of this Agreement shall be governed by Hong Kong law.

15.3   Acceptance of *jurisdiction

All disputes claims or proceedings between the parties relating to the validity construction or performance of this Agreement shall be subject to the non-exclusive jurisdiction of the High Court of the Hong Kong Courts (`the High Court') to which the parties irrevocably submit.

15.4   Notices

Any notice to be given by a party under this Agreement must be in writing and must be given by delivery at or by sending by first class post or other faster postal service, or telex, facsimile transmission or other means of telecommunication in permanent written form (provided the addressee has his or its own facilities for receiving such transmissions) to the last known postal address or relevant telecommunications number of the other party. Where notice is given by sending in a prescribed manner it shall be deemed to have been received when in the ordinary course of the means of transmission it would be received by the addressee. To prove the giving of a notice it shall be sufficient to show it was despatched. A notice shall have effect from the sooner of its actual or deemed receipt by the addressee.

IN WITNESS WHEREOF THE EXECUTIVE AND THE COMPANY HAVE EXECUTED THIS DOCUMENT AS A DEED THE DAY AND YEAR FIRST BEFORE WRITTEN


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
                                      -15


Signed and delivered as a deed by the Executive

FL

in the presence of
Name:
Address:
Occupation:
Signed and delivered as
a deed by [
Director and      /I
Director
for and on behalf of the
Company


                                                                            E118